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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: February 28, 2002

                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)

           IOWA                        000-30898                42-1458424
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

         699 WALNUT STREET
          DES MOINES, IOWA                                    50309-3948
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (515) 362-3600
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ITEM 5. OTHER EVENTS

The Form 8-K of the Registrant dated February 28, 2002, and filed on March 1, 2002, is hereby amended to include the Indenture attached hereto as Exhibit 4.1 and the Registration Rights Agreement attached hereto as Exhibit 4.2.

ITEM 7. EXHIBITS

Exhibit 4.1 Indenture dated as of March 6, 2002 between AmerUs Group Co. and BNY Midwest Trust Company, as Trustee.

Exhibit 4.2 Registration Rights Agreement dated as of March 6, 2002 between AmerUs Group Co. and Credit Suisse First Boston Corporation.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERUS GROUP CO.

                                         By: /s/ Victor Neil Daley
                                             -------------------------------
                                                 Victor Neil Daley
                                             Executive Vice President,
                                             Chief Administration and
                                             Human Resources Officer



Dated: March 19, 2002